SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2002

iPCS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-47682 333-47688	36-4350876
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

233 Peachtree Street, N.E., Harris Tower, Suite 1700, Atlanta, Georgia 30303
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 525-7272

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE.

On August 5, 2002, our parent company, AirGate PCS, Inc., a Delaware corporation (“AirGate”), issued a press release announcing consolidated financial and operating results for the third fiscal quarter and nine months ended June 30, 2002. A copy of the press release referenced above is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.                    Description

  99.1                           Press Release of AirGate PCS, Inc. dated August 5, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, INC.

By:	/s/ THOMAS M. DOUGHERTY
Thomas M. Dougherty, Chief Executive Officer
Date: August 8, 2002